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                                                                   Exhibit 10.29

                                              March 17, 2000


TO:  Credit Suisse First Boston Corporation
     Eleven Madison Avenue
     New York, NY 10010


In connection with the engagement (the "engagement") by Greenwich Technology Partners (the "Company") of Credit Suisse First Boston Corporation ("Credit Suisse First Boston") to act as the Company's exclusive placement agent in connection with the private placement (the "Private Placement") of Equity or Equity-Linked securities (the "Securities"), the Company agrees to indemnify and hold harmless Credit Suisse First Boston and its affiliates, the respective directors, officers, partners, agents and employees of Credit Suisse First Boston and its affiliates, and each other person, if any, controlling Credit Suisse First Boston or any of its affiliates (collectively, "Indemnified Persons") from and against, and the Company agrees that no Indemnified Person shall have any liability to the Company or its owners, partners, affiliates, security holders or creditors for, any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) (collectively, "Losses") which (A) relate to, arise out of or are based upon any untrue statement or any alleged untrue statement of any material fact contained in the private placement memorandum or other offering document used in connection with the Private Placement (as such private placement memorandum or other document may be amended or supplemented and including any information incorporated therein by reference, the "Private Placement Memorandum"), or in any other written or oral communication provided by or on behalf of the Company to any actual or prospective purchaser of the Securities, or relate to, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (B) otherwise relate to or arise out of the engagement or Credit Suisse First Boston's performance thereof, except that this clause (B) shall not apply to any Losses that are finally judicially determined to have resulted primarily from the bad faith or gross negligence of Credit Suisse First Boston.

The Company agrees that if the indemnification provided for in the foregoing paragraph is for any reason not available or insufficient to hold Credit Suisse First Boston harmless, the Company will contribute to the Losses involved in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Company and by Credit Suisse First Boston with respect to the engagement or, if such allocation is judicially determined unavailable, in such proportion as is appropriate to reflect other equitable considerations such as the relative fault of the Company on the one hand and of Credit Suisse First Boston on the other hand, provided, however, that, to the
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extent permitted by applicable law, the Indemnified Persons shall not be responsible for amounts which in the aggregate are in excess of the amount of all
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fees actually received by Credit Suisse First Boston from the Company in connection with the engagement. Relative benefits to the Company, on the one hand, and to Credit Suisse First Boston, on the other hand, with respect to the engagement shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Company in connection with the Private Placement, whether or not consummated, bears to (ii) all fees paid to Credit Suisse First Boston by the Company in connection with the engagement. Relative fault shall be determined, in the case of Losses arising out of or based on any untrue statement or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact, by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company to Credit Suisse First Boston and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act of 1933, as amended) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The Company will reimburse each Indemnified Person for all expenses (including without limitation reasonable fees and disbursements of counsel and expenses incurred in connection with preparing for and responding to third party subpoenas) as they are incurred by such Indemnified Person in connection with investigating, preparing for or defending any action, claim, investigation, inquiry, arbitration or other proceeding ("Action") in respect of which indemnification may be sought hereunder (or enforcing this agreement or any related engagement agreement), whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party, and whether or not such Action is initiated or brought by Credit Suisse First Boston. The Company further agrees that it will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless the Company has given Credit Suisse First Boston reasonable prior written notice thereof and has obtained an unconditional release of each Indemnified Person from all liability arising therefrom.

In the event that the Company is considering entering into one or a series of transactions involving a merger or other business combination or a dissolution or liquidation of all or a significant portion of its assets, the Company shall promptly notify Credit Suisse First Boston in writing. If requested by Credit Suisse First Boston, the Company shall then establish alternative means of providing for its obligations set forth herein on terms and conditions reasonably satisfactory to Credit Suisse First Boston.

If multiple claims are brought against Credit Suisse First Boston in any Action with respect to at least one or which indemnification is permitted under applicable law and provided for under this agreement, the Company agrees that any judgment, arbitration award or other monetary award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for hereunder.

The Company's obligations hereunder shall be in addition to any rights that any Indemnified Person may have at common law or otherwise. Solely for the purpose of enforcing this
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agreement, the Company hereby consents to personal jurisdiction and to service and venue in any court in which any claim which is subject to this agreement is brought against any Indemnified Person. The Company acknowledges that in connection with the engagement Credit Suisse First Boston is acting as an independent contractor and not in any other capacity with duties owing solely to the Company. CREDIT SUISSE FIRST BOSTON HEREBY AGREES, AND THE COMPANY HEREBY AGREES ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS SECURITY HOLDERS, TO WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, COUNTER-CLAIM OR ACTION ARISING OUT OF THE ENGAGEMENT, CREDIT SUISSE FIRST BOSTON'S PERFORMANCE THEREOF OR THIS AGREEMENT.

The provisions of this agreement shall apply to the engagement (including related activities prior to the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the engagement. This agreement and any other agreements relating to the engagement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                                Very truly yours,


                                GREENWICH TECHNOLOGY PARTNERS


                                By: /s/Dennis M. Goett
                                    --------------------------------
                                    Name:  Dennis M. Goett
                                    Title:    Chief Financing Officer

Accepted and Agreed to:

CREDIT SUISSE FIRST BOSTON CORPORATION


By:  /s/Steve West
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     Name:  Steve West
     Title:    Director